UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2008

ValueVision Media, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota		55344-3433
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-943-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Certain Officers and Directors

Effective August 22, 2008, Rene G. Aiu is no longer our chief executive officer or a member of our board of directors. Glenn K. Leidahl, COO, also is no longer an executive with the company effective as of such date.

Effective August 22, 2008, Marshall Geller has resigned from our board of directors due to his disagreement with the board of directors regarding the selection of new leadership for our Company. Mr. Geller was a member of our corporate governance and nominating committee. A copy of the resignation letter received from Mr. Geller is attached hereto as Exhibit 17.1, and is incorporated by reference into Item 5.02.

(b) Appointment of Certain Officers and Compensatory Arrangements

Chief Executive Officer

Effective August 22, 2008, our board of directors appointed John D. Buck, currently the chairman of the board, as our chief executive officer. Mr. Buck, age 58, previously served as our interim CEO from November 2007 to March 2008. His previous experience includes serving as chief executive officer of Medica, Minnesota’s second largest health insurer, from February 2002 to May 2003. Previously, Mr. Buck worked for Fingerhut Companies from 1996 to October 2000 where he held executive positions of increasing responsibility, concluding with service as president and chief operating officer. He currently serves as non-executive chairman of the board of Medica and serves on the board of directors of Patterson Companies, Inc. and Halo Innovations. Previously, Mr. Buck held senior executive management positions at Graco Inc., Honeywell Inc., and Alliant Techsystems Inc.

President and Chief Operating Officer

Also effective August 22, 2008, our board of directors appointed Keith R. Stewart, age 45, to serve as our President and Chief Operating Officer. Mr. Stewart served the majority of his retail career at QVC, where, prior to his retirement, he most recently was Vice President – International Sourcing of QVC (USA) (from 2006 to 2007), Vice President – Merchandising Home of QVC (USA) (2004 to 2005) and General Manager of QVC’s German business unit (2001 to 2004). Our board of directors has agreed to appoint Mr. Stewart to the board effective upon execution of his employment agreement.

A press release reporting these director and officer changes is filed as Exhibit 99.1 to this current report and incorporated by reference into Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
17.1 Letter of Resignation of Marshall Geller dated August 22, 2008
99.1 Press Release dated August 22, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.

August 26, 2008	By:	/s/ Nathan E. Fagre

Name: Nathan E. Fagre
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

17.1	Letter of Resignation of Marshall Geller dated August 22, 2008
99.1	Press Release dated August 22, 2008